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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                         ------------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


                Date of Report (Date of earliest event reported):
                      September 3, 1998 (August 27, 1998)

                         ------------------------------

                               BANCORPSOUTH, INC.
             (Exact Name of Registrant as Specified in Its Charter)


  MISSISSIPPI                     0-10826                      64-0659571
(State or Other               (Commission File              (I.R.S. Employer
Jurisdiction of                    Number)                   Identification
Incorporation)                                                   Number)


         ONE MISSISSIPPI PLAZA
          TUPELO, MISSISSIPPI                                      38801
(Address of Principal Executive Offices)                         (Zip Code)

                                 (601) 680-2000
              (Registrant's Telephone Number, Including Area Code)

                                 NOT APPLICABLE
          (Former Name or Former Address, if Changed from Last Report)



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ITEM 5. OTHER EVENTS

                  On August 27, 1998, the Registrant issued a press release regarding the Registrant's proposed merger with The First Corporation, which is expected to close at or around December 31, 1998. A copy of the press release is filed as Exhibit 99.1 hereto, which is incorporated herein by reference.

                  Statements contained in this Current Report which are not historical in nature are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements include, without limitation, those relating to the future value of the Registrant's assets and the likelihood of either the merger with The First Corporation or the pending mergers with Merchants Capital Corporation or Alabama Bancorp., Inc. closing or being granted regulatory approval. Such forward-looking statements involve certain risks and uncertainties that could cause actual results to differ materially from the anticipated results. These risks and uncertainties include failure to obtain necessary regulatory or shareholder approval, failure of other conditions to closing to be satisfied, possibility of competing bids, regulatory constraints and other factors as may be identified from time to time in the Registrant's filings with the Securities and Exchange Commission or in the Registrant's press releases.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(c) The following exhibit is filed herewith:

Exhibit Number            Description
--------------            -----------

    99.1                  Press Release of the Registrant, dated August 27, 1998








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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       BANCORPSOUTH, INC.


                                       By: /S/ L. NASH ALLEN, JR.
                                           -------------------------------------
                                           L. Nash Allen, Jr.
                                           Treasurer and Chief Financial Officer




Date:  September 3, 1998



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                                  EXHIBIT INDEX


Exhibit Number            Description
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    99.1                  Press Release of the Registrant, dated August 27, 1998








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